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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2003

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                           48-1070996
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                          Identification No.)

            11935 RILEY
       OVERLAND PARK, KANSAS                                   66225-6128
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000


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ITEM 5.  OTHER EVENTS

       The Registrant's press release dated July 14, 2003, announcing 2003 second quarter earnings is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       EXHIBITS

           99.1 Press Release Dated July 14, 2003.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  BLUE VALLEY BAN CORP


         Date:  July 14, 2003                     By: /s/ Mark A. Fortino
                                                      --------------------------
                                                      Mark A. Fortino, Treasurer